WINKEL LAW OFFICE

411 SOUTH COMMERCIAL STREET
NEENAH, WISCONSIN 54956

ATTORNEY AND COUNSELOR
David J. Winkel

(920) 725-8887
FAX (920) 725-9077
E-MAIL winkelandassoc@yahoo.com
FEDERAL TAX I.D. NUMBER 39-1712221

October 10, 2018

Via Email: pritchard@bplaw.com

Attorney Thomas C. Pritchard
800 Bering Dr., Ste. 201
Houston, TX 77057

Re: Stock Purchase Agreement - Santa Fe Acquisitions, LLC / Bullard's Peak /Black Hawk Consolidated

Dear Tom:

Attached find proposed Amendment No. 2 to Stock Purchase Agreement. The payment schedule your client proposed will be accepted by my client, subject to Santa Fe paying $32,500 in interest, which is substantially less than the agreed interest set forth in the Agreement, Seller's attorney fees incurred since November 30, 2017, and Seller's payment of the mine claims registrations for 2018 due to Buyer not timely closing.

If the attached is acceptable, please have the same executed and return to me for my client's signature.

Please contact me with any questions.

Sincerely,

WINKEL LAW OFFICE

David J. Winkel

DJW:vaw
Enc.
CC: Trevor Harder - via email

AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT

This Agreement amends the Stock Purchase Agreement dated August 18, 2017 (the "Agreement"), by and between Santa Fe Acquisitions, LLC ("Buyer"), Bullard's Peak Corporation ("BPC"), and Black Hawk Consolidated Mines Company ("Seller").

RECITALS

WHEREAS, the Agreement required that $1,500,000 of the $3,000,000 Purchase Price be paid Seller by Buyer no later than August 30, 2017 (the "Closing Date"); and

WHEREAS, Buyer failed to pay such $1,500,000 of the Purchase Price by the Closing Date of August 30, 2017, but did pay some more of the Purchase Price after August 30, 2017, and requested Seller enter into an Amendment to the Agreement extending the time for payment of the Purchase Price until January 31, 2018, with the unpaid Purchase Price accruing interest at 12 percent per annum per the Agreement; and

WHEREAS, the parties entered into Amendment No. 1 to Stock Purchase Agreement, a copy of which is attached hereto and incorporated herein as Exhibit A; and

WHEREAS, Buyer failed to pay $500,000 of the Purchase Price by January 31, 2018; and

WHEREAS, on August 16, 2018, since Buyer still had not paid the remaining $500,000 of Purchase Price, Seller elected to hold Buyer in default of the Agreement and elected to retain all of the Purchase Price paid to Seller as liquidated damages, and declare the Agreement null and void as to Buyer's rights to purchase the Stock. A copy of the election sent to Buyer is attached hereto and incorporated herein as Exhibit B; and

WHEREAS, Buyer wishes to reinstate the Agreement.

WHEREAS, interest on the unpaid Purchase Price would be $55,000 as of October 15, 2018 if the Agreement was still valid.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. If Buyer pays Seller $100,000 in collectible funds by wire transfer received by Seller by 5:00 p.m. central standard time on October 12, 2018, the Agreement, as amended by Amendment No. 1 and by this Amendment No. 2, shall be conditionally reinstated. If Seller does not receive such $100,000 by wire transfer by 5:00 p.m. central standard time on October 12, 2018, then this Amendment No. 2 shall automatically become null and void. The $100,000 (if timely received by Seller) shall be applied (i) $32,500 to interest from December 1, 2017 to October 15, 2018, (ii) $12,865 to reimburse Seller for the BLM mining claims registrations for 2018 pursuant to Exhibit C; (iii) $5,000 to Seller's attorney fees, and (iv) $49,635 to the Purchase Price.

2. The balance of the Purchase Price shall be paid as follows: (i) $100,000 on or before October 31, 2018, (ii) $100,000 on or before November 30, 2018, and (iii) $250,365 on or before December 31, 2018. All payments must be made in collectible funds by wire transfer to Seller received on or before 5:00 p.m. central standard time by Seller on the dates indicated; or all rights of the Buyer under the Agreement (as amended) shall become automatically null and void and Seller shall retain all monies paid Seller by Buyer as liquidated damages for Buyer's breach, and Seller shall have no further obligations to Buyer, including but not limited to, any obligation to transfer the Stock to Buyer.

3. Buyer acknowledges Seller has not made any representations or warranties to induce Buyer to sign the Agreement, Amendment No. 1 and/or this Amendment No. 2. Buyer hereby releases, remises, discharges, indemnifies, and holds harmless Seller and BPC, (and their respective officers, directors, shareholders, agents, attorneys, accountants and assigns) from any and all liability, claims or causes of action regarding the Agreement (including Amendments No. 1 an No. 2) and releases, remises, discharges, indemnifies, and holds harmless any and all shareholders, directors, officers, agents, attorneys, accountants and assigns of Seller and BPC from any and all claims or causes of actions, known or unknown, contingent or liquidated, arising from the beginning of time to the date hereof, and acknowledges and agrees that it has only contracted with Seller under the Agreement and not with any individual.

4. All capitalized words used herein shall have the same meaning as set forth in the Agreement.

5. Section 8.1 of the Agreement is modified so that all notices shall be addressed to Buyer at Santa Fe Acquisitions, LLC, c/o Attorney Thomas C. Pritchard, 800 Bering Drive, Suite 201, Houston, TX 77057, email pritchard@bplaw.com, facsimile 832-538-1265.

6. Buyer represents and warrants to Seller that the person signing on behalf of Buyer has good and valid authority to bind Buyer to this Amendment No. 2.

7. If Buyer timely pays all amounts due hereunder, then (i) Sections 2.7(A) of the Agreement will be deleted, and (ii) the Closing will take place on January 2, 2019 at 2:00 p.m. central standard time at the offices of Kilbourn Merchant Corporation, Germantown, Wisconsin.

8. Buyer acknowledges that prior to Closing, Bullard's Peak will transfer all its rights in the Granada Claim BLM Number 188086 to Robert Rodgers (or his assigns).

9. This Amendment may be executed in any number of counterparts by email signatures and/or facsimile signatures and when put together shall be deemed an original Agreement.

Dated this 10th day of October, 2018.

SELLER: BLACK HAWK CONSOLIDATED MINES COMPANY

By: [signature]
Trevor Harder, President

BULLARD'S PEAK CORPORATION

By: [signature]
Trevor Harder, President

BUYER: SANTA FE ACQUISITIONS, LLC

By:____________________
Name:____________________
Title:____________________

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This Agreement amends the Stock Purchase Agreement dated August 18, 2017 (the "Agreement"), by and between Sante Fe Acquisitions, LLC ("Buyer"), Bullard's Peak Corporation ("BPC"), and Black Hawk Consolidated Mines Company ("Seller").

The parties hereby agree to amend the Agreement as follows:

1. The dates for payment of the Purchase Price set forth in Section 2.4 are amended to require the entire Purchase Price to be paid no later than January 31, 2018.

2. All portions of the unpaid Purchase Price not paid by Buyer to Seller by the original dates set forth in Section 2.4 will accrue interest at twelve (12) percent from the time such payments were to be made until the time the payments are actually made.

3. Buyer acknowledges Seller has not made any representations or warranties to induce Buyer to sign the Agreement or sign this Amendment. Buyer hereby releases, remises, discharges, indemnifies, and holds harmless Seller and BPC, (and their respective officers, directors, shareholders, agents, attorneys, accountants and assigns) from any and all liability, claims or causes of action regarding the Agreement and releases, remises, discharges, indemnifies, and holds harmless any and all shareholders, directors, officers, agents, attorneys, accountants and assigns of Seller and BPC from any and all claims or causes of actions, known or unknown, contingent or liquidated, arising from the beginning of time to the date hereof, and acknowledges and agrees that it has only contracted with Seller under the Agreement.

SELLER: BLACK HAWK CONSOLIDATED MINES COMPANY

By: Trevor Harder
Trevor Harder, President

BULLARD'S PEAK CORPORATION

By: Trevor Harder
Trevor Harder, President

BUYER: SANTA FE ACQUISITIONS, LLC

By: [signature]
Name: Thomas Laws
Title: CEO

Exhibit A

WINKEL LAW OFFICE

411 SOUTH COMMERCIAL STREET
NEENAH, WISCONSIN 54956

ATTORNEY AND COUNSELOR
David J. Winkel

(920) 725-8887
FAX (920) 725-9077
E-MAIL winkelandassoc@yahoo.com
FEDERAL TAX I.D. NUMBER 39-1712221

August 16, 2018

Via Email

Santa Fe Acquisitions, LLC
c/o Tom Laws
909 N. Hudson Street
Silver City, NM 80061

Re: Stock Purchase Agreement dated August 18, 2017

Dear Mr. Laws:

As you know I represent Bullard's Peak Corporation, seller of stock in the above referenced Stock Purchase Agreement.

Pursuant to the Stock Purchase Agreement, the purchase price was supposed to have been paid by November 30, 2017. To date, the total amount owed has still not been paid. I understand there is $500,000 plus interest still owed on the purchase price.

Pursuant to the terms of the Stock Purchase Agreement, Santa Fe Acquisitions, LLC is default for failure to pay the purchase price by the required time. My client's remedies include the right to keep all the monies paid and sell the stock to a new buyer. Given Santa Fe's default, my client is going to exercise its remedies and retain all the money paid and considers the Stock Purchase Agreement null and void.

If you have any questions, please contact me.

Sincerely,

WINKEL LAW OFFICE
David J. Winkel
David J. Winkel

DJW:vaw
CC: Trevor Harder - via email

Exhibit B

Form 3830-5
(June 2014)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Bullards Peak Corp

Mailing Address: P.O. Box 23

City, State, Zip: Colgate, WI 53017

☐ **Check here if this is a change of address.**

FOR COUNTY RECORDER'S USE

No. of claims/sites 83
x $155 per claim/site
Total due BLM $ 12,865.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2019.

CLAIM/SITE NAME	BLM SERIAL NO.
See attached list	

BLM, NMSO
SANTA FE
RECEIVED
JUL 10 2018
PAID
RECEIPT #

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

Exhibit C

United States Department of the Interior
Bureau of Land Management
BRANCH OF SUPPORT SERVICES
301 DINOSAUR TRAIL
SANTA FE, NM 87508
Phone: (505) 954-2098

Receipt

No: 4208799

Transaction #: 4323788
Date of Transaction: 07/10/2018

CUSTOMER:

BULLARDS PEAK CORP
PO BOX 23
COLGATE, WI 53017-0023 US

2019 Maintenance Fee

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMMC106382/$12865.00	83 Claims	- n/a -	12865.00
				TOTAL:	**$12,865.00**

PAYMENT INFORMATION				
NOTE: Items will appear on credit card statement as "Bureau of Land Mgmt CO".				
1	AMOUNT:	12865.00	POSTMARKED:	N/A
	TYPE:	CREDIT CARD	RECEIVED:	07/10/2018
	NAME:	HARDER, TREVOR A 441 WILDWOOD RIDGE COLGATE WI 53017 US		
	CARD NO:	XXXXXXXXXXXX8591	AUTH CODE:	05541Z
	NAME ON CARD:	TREVOR A HARDER		
	SIGNATURE:			

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
MC Customer Information - With Serial No. and Required Maintenance Fee
ACTIVE CLAIMS

Admin State: NM
Geo State: NM

BULLARDS PEAK CORP
PO BOX 23
COLGATE, WI 53017-0023

CUSTOMER ID: 96053

Serial No.	Claim Name/Number	Required MF	Casetype	Disposition
NMMC106382	NO SHOW #1	155.00	LODE CLAIM	ACTIVE
NMMC106383	NO SHOW #2	155.00	LODE CLAIM	ACTIVE
NMMC106384	NO SHOW #3	155.00	LODE CLAIM	ACTIVE
NMMC106385	NO SHOW #4	155.00	LODE CLAIM	ACTIVE
NMMC106386	NO SHOW #5	155.00	LODE CLAIM	ACTIVE
NMMC106387	NO SHOW #6	155.00	LODE CLAIM	ACTIVE
NMMC106388	NO SHOW #7	155.00	LODE CLAIM	ACTIVE
NMMC106389	NO SHOW #8	155.00	LODE CLAIM	ACTIVE
NMMC106390	NO SHOW #9	155.00	LODE CLAIM	ACTIVE
NMMC106391	NO SHOW #10	155.00	LODE CLAIM	ACTIVE
NMMC106392	NO SHOW #11	155.00	LODE CLAIM	ACTIVE
NMMC106393	NO SHOW #12	155.00	LODE CLAIM	ACTIVE
NMMC106394	NO SHOW #13	155.00	LODE CLAIM	ACTIVE
NMMC106395	NO SHOW #14	155.00	LODE CLAIM	ACTIVE
NMMC106396	NO SHOW #15	155.00	LODE CLAIM	ACTIVE
NMMC106397	NO SHOW #16	155.00	LODE CLAIM	ACTIVE
NMMC106398	NO SHOW #17	155.00	LODE CLAIM	ACTIVE
NMMC106399	NO SHOW #18	155.00	LODE CLAIM	ACTIVE
NMMC106400	NO SHOW #19	155.00	LODE CLAIM	ACTIVE
NMMC106401	NO SHOW #20	155.00	LODE CLAIM	ACTIVE
NMMC106402	RHONDA #1	155.00	LODE CLAIM	ACTIVE
NMMC106403	RHONDA #2	155.00	LODE CLAIM	ACTIVE
NMMC106404	RHONDA #3	155.00	LODE CLAIM	ACTIVE
NMMC106405	RHONDA #4	155.00	LODE CLAIM	ACTIVE
NMMC106406	RHONDA #5	155.00	LODE CLAIM	ACTIVE
NMMC106407	RHONDA #6	155.00	LODE CLAIM	ACTIVE
NMMC106408	RHONDA #7	155.00	LODE CLAIM	ACTIVE
NMMC106409	RHONDA #8	155.00	LODE CLAIM	ACTIVE
NMMC106410	RHONDA #9	155.00	LODE CLAIM	ACTIVE
NMMC106411	RHONDA #10	155.00	LODE CLAIM	ACTIVE
NMMC106412	RHONDA #11	155.00	LODE CLAIM	ACTIVE
NMMC106413	RHONDA #12	155.00	LODE CLAIM	ACTIVE
NMMC106414	RHONDA #13	155.00	LODE CLAIM	ACTIVE
NMMC106415	RHONDA #14	155.00	LODE CLAIM	ACTIVE
NMMC106416	RHONDA #15	155.00	LODE CLAIM	ACTIVE
NMMC106417	RHONDA #16	155.00	LODE CLAIM	ACTIVE
NMMC106418	RHONDA #17	155.00	LODE CLAIM	ACTIVE
NMMC106419	RHONDA #18	155.00	LODE CLAIM	ACTIVE

DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
MC Customer Information - With Serial No. and Required Maintenance Fee
ACTIVE CLAIMS

Serial No.	Claim Name/Number	Required MF	Casetype	Disposition
NMMC106420	PEE-U #1	155.00	LODE CLAIM	ACTIVE
NMMC109082	BARITE	155.00	LODE CLAIM	ACTIVE
NMMC109083	BARITE #2	155.00	LODE CLAIM	ACTIVE
NMMC109084	BARITE #3	155.00	LODE CLAIM	ACTIVE
NMMC115276	JODY #1	155.00	LODE CLAIM	ACTIVE
NMMC115277	JODY #2	155.00	LODE CLAIM	ACTIVE
NMMC115278	JODY #3	155.00	LODE CLAIM	ACTIVE
NMMC115279	JODY #4	155.00	LODE CLAIM	ACTIVE
NMMC115280	JODY #5	155.00	LODE CLAIM	ACTIVE
NMMC115281	JODY #7	155.00	LODE CLAIM	ACTIVE
NMMC115282	JODY #8	155.00	LODE CLAIM	ACTIVE
NMMC115283	JODY #9	155.00	LODE CLAIM	ACTIVE
NMMC115284	JODY #10	155.00	LODE CLAIM	ACTIVE
~~NMMC188086~~	~~GRANADA~~ Not owned by Ballard	~~155.00~~	~~LODE CLAIM~~	~~ACTIVE~~
NMMC193678	STONEWALL SURPRISE	155.00	LODE CLAIM	ACTIVE
NMMC193679	ALHAMBRA EXTENSION 2	155.00	LODE CLAIM	ACTIVE
NMMC193680	NO SHOW NO 21	155.00	LODE CLAIM	ACTIVE
NMMC193681	NO SHOW NO 22	155.00	LODE CLAIM	ACTIVE
NMMC50356	ALHAMBRA EXTENSION	155.00	LODE CLAIM	ACTIVE
NMMC50357	EASY DAYS	155.00	LODE CLAIM	ACTIVE
NMMC50358	OLD HOBSON	155.00	LODE CLAIM	ACTIVE
NMMC64719	CONTENTION #1	155.00	LODE CLAIM	ACTIVE
NMMC64720	CONTENTION #2	155.00	LODE CLAIM	ACTIVE
NMMC64721	ARGENTITE #1	155.00	LODE CLAIM	ACTIVE
NMMC64722	ARGENTITE #2	155.00	LODE CLAIM	ACTIVE
NMMC64723	ARGENTITE #3	155.00	LODE CLAIM	ACTIVE
NMMC64724	ARGENTITE #4	155.00	LODE CLAIM	ACTIVE
NMMC64725	ARGENTITE #10	155.00	LODE CLAIM	ACTIVE
NMMC64726	ARGENTITE #11	155.00	LODE CLAIM	ACTIVE
NMMC64727	ARGENTITE #12	155.00	LODE CLAIM	ACTIVE
NMMC64728	ARGENTITE #13	155.00	LODE CLAIM	ACTIVE
NMMC64729	ARGENTITE #14	155.00	LODE CLAIM	ACTIVE
NMMC64730	ARGENTITE #15	155.00	LODE CLAIM	ACTIVE
NMMC64731	ARGENTITE #16	155.00	LODE CLAIM	ACTIVE
NMMC64732	ARGENTITE #18	155.00	LODE CLAIM	ACTIVE
NMMC64733	ARGENTITE #19	155.00	LODE CLAIM	ACTIVE
NMMC64734	ARGENTITE #20	155.00	LODE CLAIM	ACTIVE
NMMC64735	ARGENTITE #21	155.00	LODE CLAIM	ACTIVE
NMMC64736	ARGENTITE #22	155.00	LODE CLAIM	ACTIVE
NMMC85992	ARGENTINE #5	155.00	LODE CLAIM	ACTIVE
NMMC85993	ARGENTINE #6	155.00	LODE CLAIM	ACTIVE
NMMC85994	ARGENTINE #7	155.00	LODE CLAIM	ACTIVE
NMMC85995	ARGENTINE #8	155.00	LODE CLAIM	ACTIVE
NMMC85996	ARGENTINE #9	155.00	LODE CLAIM	ACTIVE
NMMC86004	ARGENTINE #12	155.00	LODE CLAIM	ACTIVE

BLM, NMSO
SANTA FE
RECEIVED

JUL 10 2018

PAID
RECEIPT #__________

DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
MC Customer Information - With Serial No. and Required Maintenance Fee
ACTIVE CLAIMS

Serial No.	Claim Name/Number	Required MF	Casetype	Disposition
	Total Required Fee	12,865.00		

Number of ACTIVE cases: 83

BLM, NMSO
SANTA FE
RECEIVED
JUL 10 2018
PAID
RECEIPT #____________